SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: July 15, 1998


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
                    ----------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


                CHASE MANHATTAN BANK USA, N.A. (formerly known as
                        "The Chase Manhattan Bank (USA)")
                            (Sponsor of the Trust)



         Delaware            33-40006                22-2382028
      ---------------     -----------------       ------------------
      (State or other      (Commission             (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


      802 Delaware Avenue, Wilmington, Delaware            19801
      ------------------------------------------          ----------
      (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code: (302) 575-5050

Item 5. Other Events

     On July 15, 1998, Chase Manhattan Credit Card Master Trust made the distributions to Certificateholders contemplated by the Amended Pooling and Servicing Agreement dated as of July 1, 1996, (the "Agreement"), between Chase Manhattan Bank USA, N.A. and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), as supplemented by the Series Supplements for each of Series 1995-1, Series 1995-2, Series 1996-1, Series 1996-2,
Series 1996-3 and Series 1996-4 in accordance with the Agreement.

     Copies of the monthly Certificateholders' Statements for such distributions are being filed as Exhibit 20.1 to this Current Report on form 8-K.


Item 7 (c). Exhibits


   Exhibit                                    Description
   -------                                    -----------

     20.1 Monthly Certificateholders' Statements with respect to the July 15, 1998 distribution.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Chase Manhattan Credit Card Master Trust

                              By: Chase Manhattan Bank USA, N.A., as Servicer


                              By: /s/ Patricia Garvey
                                   -------------------
                              Name:  Patricia Garvey
                              Title: Vice President


Date:  July 20, 1998

                                INDEX TO EXHIBITS
                                -----------------


 Exhibit                   Description
 -------                   -----------

  20.1           Monthly Certificateholders' Statements
                 with respect to the June 15, 1998
                 distribution to Certificateholders for
                 Series 1995-1, Series 1995-2, Series 1996-1,
                 Series 1996-2, Series 1996-3 and Series 1996-4